                                MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                  SERIES 1997-2

        Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 2002, and with respect to the performance of the Trust during the month April, 2002 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)
1)    The total amount of the distribution to Class A Certificateholders on
      May 15, 2002 per $1,000 Original Principal Amount                                                                4.8183611021
                                                                                                  ----------------------------------

2)    The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Original Principal
      Amount                                                                                                           4.8183611021
                                                                                                  ----------------------------------

3)    The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original Principal
      Amount                                                                                                           0.0000000000
                                                                                                  ----------------------------------

B) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)
1)    The total amount of the distribution to Class A Certificateholders on
      May 15, 2002 per $10,000 Original Principal Amount                                                              48.1836110210
                                                                                                  ----------------------------------

2)    The amount of the distribution set forth in paragraph 1 above in respect
      of interest on the Class A Certificates                                                                         48.1836110210
                                                                                                  ----------------------------------

3)    The amount of the distribution set forth in paragraph 1 above in respect
      of principal of the Class A Certificates                                                                         0.0000000000
                                                                                                  ----------------------------------

C) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)
1)    The total amount of the distribution to Class A Certificateholders on
      May 15, 2002 per $100,000 Original Principal Amount                                                            481.8361102100
                                                                                                  ----------------------------------

2)    The amount of the distribution set forth in paragraph 1 above in respect
      of interest on the Class A Certificates                                                                        481.8361102100
                                                                                                  ----------------------------------

3)    The amount of the distribution set forth in paragraph 1 above in respect
      of principal of the Class A Certificates                                                                         0.0000000000
                                                                                                  ----------------------------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's
1)    The amount of Class A Investor Charge Off's                                                                      0.0000000000
                                                                                                  ----------------------------------

2)    The amount of Class A Investor Charge Off's set forth in paragraph 1
      above, per $1,000 Original Principal Amount                                                                      0.0000000000
                                                                                                  ----------------------------------

3)    The total amount reimbursed to the Trust in respect of Class A Investor
      Charge Off's                                                                                                     0.0000000000
                                                                                                  ----------------------------------
4)    The amount set forth in paragraph 3 above, per $1,000 Original Principal
      Amount (which will have the effect of increasing, pro rata, the amount of
      each Series 1997-2 Investor Certificateholder's Investment)                                                      0.0000000000
                                                                                                  ----------------------------------
5)    The amount, if any, by which the outstanding principal balance of the
      Class A Certificates exceeds the Class A Invested Amount after giving
      effect to all transactions on such Distribution Date                                                             0.0000000000
                                                                                                  ----------------------------------
E) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)
1)    The total amount of the distribution to Class B Certificateholders on
      May 15, 2002 per $1,000 Original Principal Amount.                                                               1.8000000905
                                                                                                  ----------------------------------

2)    The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 Original Principal
      Amount.                                                                                                          1.8000000905
                                                                                                  ----------------------------------

3)    The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 Original Principal
      Amount.                                                                                                          0.0000000000
                                                                                                  ----------------------------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's
1)    The amount of Class B Investor Charge Off's                                                                      0.0000000000
                                                                                                  ----------------------------------

2)    The amount of Class B Investor Charge Off's set forth in paragraph 1
      above, per $1,000 Original Principal Amount                                                                      0.0000000000
                                                                                                  ----------------------------------

3)    The total amount reimbursed to the Trust in respect of Class B Investor
      Charge Off's                                                                                                     0.0000000000
                                                                                                  ----------------------------------

4)    The amount set forth in paragraph 3 above, per $1,000 Original Principal
      Amount (which will have the effect of increasing, pro rata, the amount of
      each Series 1997-2 Investor Certificateholder's Investment)                                                      0.0000000000
                                                                                                  ----------------------------------

5)    The amount, if any, by which the outstanding principal balance of the
      Class B Certificates exceeds the Class B Invested Amount after giving
      effect to all transactions on such Distribution Date                                                             0.0000000000
                                                                                                  ----------------------------------

G)  Information Regarding Distributions to the Class C Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)    The total amount of the distribution to Class C Certificateholders on
      May 15, 2002 per $1,000 Original Principal Amount.                                                               1.9874999793
                                                                                                  ----------------------------------

2)    The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class C Certificates, per $1,000 Original Principal
      Amount.                                                                                                          1.9874999793
                                                                                                  ----------------------------------

3)    The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class C Certificates, per $1,000 Original Principal
      Amount.                                                                                                          0.0000000000
                                                                                                  ----------------------------------

H)  Class C Investor Charge Off's and Reimbursement of Charge Off's
1)    The amount of Class C Investor Charge Off's                                                                      0.0000000000
                                                                                                  ----------------------------------

2)    The amount of Class C Investor Charge Off's set forth in paragraph 1
      above, per $1,000 Original Principal Amount                                                                      0.0000000000
                                                                                                  ----------------------------------

3)    The total amount reimbursed to the Trust in respect of Class C Investor
      Charge Off's                                                                                                     0.0000000000
                                                                                                  ----------------------------------

4)    The amount set forth in paragraph 3 above, per $1,000 Original Principal
      Amount (which will have the effect of increasing, pro rata, the amount of
      each Series 1997-2 Investor Certificateholder's Investment)                                                      0.0000000000
                                                                                                  ----------------------------------

5)    The amount, if any, by which the outstanding principal balance of the
      Class C Certificates exceeds the Class C Invested Amount after giving
      effect to all transactions on such Distribution Date                                                             0.0000000000
                                                                                                  ----------------------------------

I) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral
Account) was equal to                                                                                                    45,199,125
                                                                                                  ----------------------------------

J) The Required Collateral Amount as of the close of business on the upcoming
Distribution Date, after giving effect to any withdrawal from the Collateral
Account and payments to the Class C Interest Holder on such Distribution Date,
will be equal to                                                                                                         45,199,125
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